Supplement to the currently effective PROSPECTUS

Deutsche CROCI® U.S. Fund

Effective February 13, 2017, the following information replaces similar disclosure contained in the “Class A Shares” sub-section under the “CHOOSING A SHARE CLASS" sub-heading of the “INVESTING IN THE FUND" section of the fund’s prospectus.

If you’re investing $250,000 or more, either as a lump sum or through one of the sales charge reduction features described above, you may be eligible to buy Class A shares without a sales charge (Large Order NAV Purchase Privilege). However, you may be charged a contingent deferred sales charge (CDSC) on any shares you sell.

For the fund, investments of $250,000 or more may be eligible to buy Class A shares without a sales charge (load), but may be subject to a CDSC of 0.75% if redeemed within 12 months of purchase and 0.50% if redeemed within the following six months.

This CDSC is waived under certain circumstances (see “Policies About Transactions”). Your financial advisor or Shareholder Services can answer your questions and help you determine if you’re eligible.

Effective February 13, 2017, the following information replaces similar disclosure contained in the “Class C shares” sub-section under the “CHOOSING A SHARE CLASS" sub-heading of the “INVESTING IN THE FUND" section of the fund’s prospectus.

Orders to purchase Class C shares in excess of $250,000 will be declined with the exception of orders received from financial representatives acting for clients whose shares are held in an omnibus account and certain employer-sponsored employee benefit plans.

Please Retain This Supplement for Future Reference

December 22, 2016

PROSTKR-751